                                                                  Exhibit 99.(m)

                    AMENDED AND RESTATED PLAN OF DISTRIBUTION
                             PURSUANT TO RULE 12b-1

     WHEREAS, each registered investment company, as set forth on Schedule A, as it may be supplemented from time to time (each a "FUND" and collectively the "FUNDS"), engages or intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "ACT"); and

     WHEREAS, each Fund desires to adopt a Plan of Distribution pursuant to Rule 12b-1 under the Act, and the Trustees/Directors have determined that there is a reasonable likelihood that adoption of the Plan of Distribution will benefit such Fund and its shareholders; and

     WHEREAS, each Fund and Morgan Stanley Distributors Inc. or its predecessors, as the case may be (the "DISTRIBUTOR"), have entered into a Distribution Agreement (the "Distribution Agreement") pursuant to which the Fund employs the Distributor in such capacity during the continuous offering of shares of the Fund; and

     WHEREAS, each Fund included on Schedule A as of the date hereof (a "CURRENT FUND") has adopted, and the Distributor has agreed to the terms of, a Plan of Distribution effective as of a date set forth on Schedule A; and

     WHEREAS, this Amended and Restated Plan of Distribution pursuant to Rule 12b-1 amends and restates, in its entirety, each Current Fund's 12b-1 Plan to reflect the current parties to such plans, to convert the Class B 12b-1 Plan from a compensation plan to a reimbursement plan and to make such other ministerial changes designed to facilitate the administration of this Plan; and

     WHEREAS, this Amended and Restated Plan of Distribution pursuant to Rule 12b-1 is intended to serve as the 12b-1 plan for each Fund included on Schedule A, subsequent to the date hereof (and Schedules B and C will be amended, if necessary, to add a Fund when such Fund is first included on Schedule A).

     NOW, THEREFORE, each Fund hereby adopts, and the Distributor hereby agrees to the terms of, this Amended and Restated Plan of Distribution (the "PLAN") in accordance with Rule 12b-1 under the Act on the following terms and conditions with respect to the applicable Class A, Class B and Class C shares of each Fund:

     1. The Distributor hereby undertakes to directly bear all costs of rendering the services to be performed by it under this Plan and under the Distribution Agreement, except for those specific expenses that the Trustees/Directors determine to reimburse as hereinafter set forth.

     2. (a) Each Fund is hereby authorized to reimburse the Distributor, Morgan Stanley DW Inc. ("Morgan Stanley DW"), its affiliates and other broker-dealers for distribution-related expenses incurred by them specifically on behalf of Class A and Class C shares of the Fund, including personal services to shareholders with respect to their holdings of Fund shares. Reimbursement will be made through payments at the end of each month. For each Fund, the amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% of the average daily net assets of Class A, and except with respect to the Funds and the corresponding monthly payments set forth on Schedule B hereof, the amount of each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.0% of the average daily net assets of Class C. With respect to Class A, in the case of all expenses other than expenses representing the service fee and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to financial advisors, such amounts shall be determined at the beginning of each calendar quarter by the Trustees/Directors, including a majority of the Trustees/Directors who are not "interested persons" of the Funds, as defined in the Act. Expenses representing the service fee (for Class
A) or a gross sales credit or a residual to financial advisors (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making the quarterly determinations of the amounts that may be expended by each Fund, the Distributor shall provide, and the Trustees/Directors shall review, a quarterly budget of projected distribution expenses to be incurred by the Distributor, Morgan Stanley DW, its affiliates or other broker-dealers on behalf of each Fund together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees/Directors shall determine the particular expenses, and the portion thereof that may be borne by each Fund, and in making such determination shall consider the scope of the Distributor's commitment to promoting the distribution of each Fund's Class A and Class C shares directly or through Morgan Stanley DW, its affiliates or other broker-dealers.

            (b) If, as of the end of any calendar year, the Actual Distribution Expenses, as defined in PARAGRAPH 5 hereof, incurred by the Distributor, Morgan Stanley DW, its affiliates and other broker-dealers on behalf of Class A or Class C shares, respectively, of each Fund (including accrued expenses and amounts reserved for incentive compensation and bonuses) are less than the amount of payments made by such Class pursuant to this Plan, the Distributor shall promptly make appropriate reimbursement to the appropriate Class. If, however, as of the end of any calendar year, the Actual Distribution Expenses (other than expenses representing a gross sales credit) of the Distributor, Morgan Stanley DW, its affiliates and other broker-dealers, incurred on behalf of Class A or Class C Shares, of the Fund are greater than the amount of payments made by Class A or Class C shares of each Fund pursuant to this Plan, such Class will not reimburse the Distributor, Morgan Stanley DW, its affiliates or other broker-dealers for such expenses through payments accrued pursuant to this Plan in the subsequent fiscal year. Expenses representing a gross sales credit may be reimbursed in the subsequent calendar year.

     3. Each Fund is hereby authorized to reimburse the Distributor, Morgan Stanley DW, its affiliates and other broker-dealers for their (i) Actual Distribution Expenses incurred on behalf of Class B Shares of the Fund, and (ii) prior Unreimbursed Distribution Expenses, as defined in PARAGRAPH 5 hereof.

     Except with respect to the Funds and the corresponding monthly payments set forth on Schedule C, the amount of each monthly payment may, in no event, exceed an amount equal to payment at the annual rate of 1.00% of the average daily net assets of Class B.

     4. The Distributor may direct that all or any part of the amounts receivable by it under this Plan be paid directly to Morgan Stanley DW, its affiliates or other broker-dealers who provide distribution and shareholder services. All payments made hereunder pursuant to the Plan shall be in accordance with the terms and limitations of the Rules of the National Association of Securities Dealers, Inc.

     5. "ACTUAL DISTRIBUTION EXPENSES" are amounts spent by the Distributor, Morgan Stanley DW or its affiliates and other broker-dealers on any activities or expenses related to the distribution of each Fund's shares or services to shareholders, including, but not limited to: compensation to, and expenses of, financial advisors or other employees of the Distributor, Morgan Stanley DW, its affiliates or other broker-dealers; overhead and other branch office distribution-related expenses and telephone expenses of persons who engage in or support distribution of shares or who provide personal services to shareholders; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials and, with respect to Class B, opportunity costs in incurring the foregoing expenses (which may be calculated as a carrying charge on the amount of Unreimbursed Distribution Expenses, as of the date of calculation.) The overhead and other branch office distribution-related expenses referred to in this PARAGRAPH 5 may include: (a) the expenses of operating the branch offices of the Distributor or other broker-dealers, including Morgan Stanley DW, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies;
(b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     "UNREIMBURSED DISTRIBUTION EXPENSES" are an amount equal to the excess of Actual Distribution Expenses over the total of (i) payments received pursuant to the Plan, plus (ii) the proceeds of contingent deferred sales charges received. Unreimbursed Distribution Expenses may also include the unreimbursed distribution expenses of an investment company whose assets are acquired by the Fund in a tax free reorganization ("Acquired Company Expenses"), except that, with respect to the Funds listed on Schedule D, Acquired Company Expenses may be included only to the extent that Unreimbursed Distribution Expenses as a percentage of the Acquiring Fund's assets will not be materially increased thereby.

     6. It is contemplated that, with respect to Class A shares, the entire fee set forth in PARAGRAPH 2(a) will be characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines and that, with respect to Class B and Class C shares, payments at the annual rate of 0.25% will be so characterized except as otherwise specified on Schedule E hereof.

     7. For each Fund this Plan shall not take effect with respect to any particular Class until it has been approved, together with any related agreements, by votes of a majority of the Board of Trustees/Directors of each Fund and of the Trustees/Directors who are not "interested persons" of such Fund (as defined in the Act) and have no direct financial interest in the operation of this Plan or any agreements related to it (the "RULE 12b-1 TRUSTEES"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

     8. For each Fund this Plan shall continue in effect with respect to each Class for a period of one year from the effective date hereof (or in the case of any Fund added to Schedule A of this Agreement after the date hereof, for an initial period of one year from the date that such Fund is added), and from year to year thereafter, provided such continuance is specifically approved at least annually in the manner provided for approval of this Plan in PARAGRAPH 7 hereof.

     9. The Distributor shall provide to the Trustees/Directors of the Fund and the Trustees/Directors shall review, at least quarterly, for each Fund a written report of the amounts so expended and the purposes for which such expenditures were made. In this regard, the Trustees/Directors shall request the Distributor to specify such items of expenses as the Trustees/Directors deem appropriate. The Trustees/Directors shall consider such items as they deem relevant in making the determinations required by PARAGRAPH 8 hereof.

     10. For each Fund this Plan may be terminated at any time with respect to a Class by vote of a majority of the Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Plan may remain in effect with the respect to a particular Class even if the Plan has been terminated in accordance with this PARAGRAPH 10 with respect to any other Class. In the event of any such termination or in the event of nonrenewal, the Fund shall have no obligation to pay Unreimbursed Distribution Expenses which have been incurred by the Distributor, Morgan Stanley DW, its affiliates or other broker-dealers. However, with respect to Class B, this shall not preclude consideration by the Trustees/Directors of the manner in which such Unreimbursed Distribution Expenses shall be treated.

     11. For each Fund this Plan may not be amended with respect to any Class to increase materially the amount each Class may spend for distribution provided in PARAGRAPHS 2 AND 3 hereof unless such amendment is approved by a vote of at least a majority (as defined in the Act) of the outstanding voting securities of that Class, and no material amendment to the Plan shall be made unless approved in the manner provided for approval in PARAGRAPH 7 hereof. Class B shares will have the right to vote on any material increase in the fee set forth in PARAGRAPH 2(a) above affecting Class A shares.

     12. While this Plan is in effect, the selection and nomination of Trustees/Directors who are not interested persons (as defined in the Act) of the Funds shall be committed to the discretion of the Trustees who are not interested persons.

     13. Each Fund shall preserve copies of this Plan and any related agreements and all reports made pursuant to PARAGRAPH 9 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

     14. The Declaration of Trust together with all amendments thereto establishing each Fund identified on Schedule A as a Massachusetts business trust (the "DECLARATION"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Fund shall be held to any personal liability, nor shall resort be had to their private property for this satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.

     IN WITNESS WHEREOF, the Funds and the Distributor have executed this Plan of Distribution as of the day and year set forth below in New York, New York.

Dated: May 1, 2004

Attest:                                   On behalf of each Fund as set forth
                                          on Schedule A


                                          By:
-----------------------------------          -----------------------------------
Marilyn Cranney                                Barry Fink
Assistant Secretary                            Vice President

Attest:                                   MORGAN STANLEY DISTRIBUTORS INC.


                                          By:
-----------------------------------          -----------------------------------
Ronald E. Robison                              John B. Kemp III
Managing Director                              President

                                   SCHEDULE A

                                 ADOPTING FUNDS

     ALL OF THE FUNDS REFERENCED BELOW ARE ORGANIZED AS MASSACHUSETTS BUSINESS TRUSTS UNLESS OTHERWISE INDICATED.

                                                                                 EFFECTIVE DATE OF PLAN
                                                                                     AND AMENDMENTS
                                                                                        THERETO
---------------------------------------------------------------------------------------------------------
EQUITY, BALANCED AND ASSET ALLOCATION FUNDS

Morgan Stanley Aggressive Equity Fund                                           12/2/98

Morgan Stanley Allocator Fund                                                   12/13/02

Morgan Stanley American Opportunities Fund                                      4/30/84, as amended on
                                                                                4/30/87, 1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Balanced Growth Fund                                             2//16/95, as amended on
                                                                                7/28/97

Morgan Stanley Balanced Income Fund                                             2/16/95, as amended on
                                                                                7/28/97

Morgan Stanley Biotechnology Fund                                               5/13/02

Morgan Stanley Capital Opportunities Trust                                      11/30/95, as amended on
                                                                                7/28/97

Morgan Stanley Developing Growth Securities Trust                               3/1/83, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Dividend Growth Securities Inc. (MARYLAND CORPORATION)           7/2/84, as amended on
                                                                                4/15/87, 1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley European Growth Fund Inc. (MARYLAND CORPORATION)                 3/22/90, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Financial Services Trust                                         12/10/96, as amended on
                                                                                7/28/97

Morgan Stanley Fund of Funds                                                    7/28/97

Morgan Stanley Fundamental Value Fund                                           8/19/02

Morgan Stanley Global Advantage Fund                                            11/6/97

Morgan Stanley Global Dividend Growth Securities                                4/28/83, as amended on
                                                                                10/26/95, 7/28/97

Morgan Stanley Global Utilities Fund                                            2/24/94, as amended on
                                                                                10/26/95, 7/28/97

Morgan Stanley Growth Fund                                                      4/3/92, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Health Sciences Trust                                            9/2/92, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Income Builder Fund                                              4/17/96, as amended on
                                                                                7/28/97

Morgan Stanley Information Fund                                                 9/18/95, as amended on
                                                                                7/28/97

Morgan Stanley International Fund                                               5/4/99

Morgan Stanley International SmallCap Fund                                      6/2/94, as amended on
                                                                                10/26/95, 7/28/97

Morgan Stanley International Value Equity Fund                                  2/14/01

Morgan Stanley Japan Fund                                                       2/28/96, as amended on
                                                                                7/28/97

Morgan Stanley KLD Social Index Fund                                            5/21/01

Morgan Stanley Latin American Growth Fund                                       10/30/92, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Mid-Cap Value Fund                                               5/16/01

Morgan Stanley Nasdaq-100 Index Fund                                            5/17/01

Morgan Stanley Natural Resource Development Securities Inc.
(MARYLAND CORPORATION)                                                          7/2/94, as amended on
                                                                                4/15/87, 1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Pacific Growth Fund Inc. (MARYLAND CORPORATION)                  9/27/90, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Real Estate Fund                                                 2/9/99

Morgan Stanley S&P 500 Index Fund                                               7/23/97

Morgan Stanley Small-Mid Special Value Fund                                     4/4/02

Morgan Stanley Special Growth Fund                                              7/13/93, as amended on
                                                                                10/26/95, 7/28/97

Morgan Stanley Special Value Fund                                               7/23/96, as amended on
                                                                                7/28/97

Morgan Stanley Strategist Fund                                                  8/26/88, as amended on
                                                                                7/27/89, 1/4/93, 4/28/93,
                                                                                12/19/95, 7/28/97

Morgan Stanley Total Market Index Fund                                          7/21/99

Morgan Stanley Total Return Trust                                               9/27/94, as amended on
                                                                                10/26/95, 7/28/97

Morgan Stanley Utilities Fund                                                   3/2/88, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Value-Added Market Series                                        10/6/87, as amended on
                                                                                1/4/93, 4/28/93, 4/14/94,
                                                                                7/28/97

Morgan Stanley Value Fund                                                       7/22/98

TAXABLE AND TAX-EXEMPT FIXED-INCOME FUNDS

Morgan Stanley California Tax-Free Income Fund                                  6/26/84, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Convertible Securities Trust                                     8/8/85, as amended on

                                                                                10/21/86, 1/4/93,
                                                                                4/28/93, 12/19/95, 7/28/97

Morgan Stanley Federal Securities Trust                                         1/22/87, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Flexible Income Trust                                            4/8/92, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley High Yield Securities Inc. (MARYLAND CORPORATION)                7/28/97

Morgan Stanley New York Tax-Free Income Fund                                    3/20/85, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Quality Income Trust                                             4/28/89, as amended on
                                                                                1/4/93, 4/28/93,
                                                                                10/26/95, 7/28/97

Morgan Stanley Tax-Exempt Securities Trust                                      7/28/97

Morgan Stanley U.S. Government Securities Trust                                 5/1/84, 4/29/88, 1/4/93,
                                                                                4/28/93, 10/26/95, 7/28/97

                                   SCHEDULE B

                                  CLASS C FEES

     (a) For each of the following Funds, the amount of each monthly payment may in no event exceed an amount equal to payment at the annual rate of 0.85% of the average daily net assets of Class C during the month:

Morgan Stanley Federal Securities Trust
Morgan Stanley Flexible Income Trust
Morgan Stanley High Yield Securities Inc.
Morgan Stanley Quality Income Trust

     (b) For each of the following Funds, the amount of each monthly payment may in no event exceed an amount equal to payment at the annual rate of 0.75% of the average daily net assets of Class C during the month:

Morgan Stanley California Tax-Free Income Fund
Morgan Stanley New York Tax-Free Income Fund
Morgan Stanley U.S. Government Securities Trust

     (c) For the following Fund, the amount of each monthly payment may in no event exceed an amount equal to payment at the annual rate of 0.70% of the average daily net assets of Class C during the month:

Morgan Stanley Tax-Exempt Securities Trust

                                   SCHEDULE C

                                  CLASS B FEES

     (a) For each of the following Funds, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of the lesser of
(i) 1.0% per annum of the average daily aggregate sales of the Fund's Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund) less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (ii) 1.0% per annum of the average daily net assets of Class B:

Morgan Stanley Capital Opportunities Trust
Morgan Stanley Convertible Securities Trust
Morgan Stanley Developing Growth Securities Trust
Morgan Stanley European Growth Fund Inc.
Morgan Stanley Global Dividend Growth Securities
Morgan Stanley Global Utilities Fund
Morgan Stanley Growth Fund
Morgan Stanley Health Sciences Trust
Morgan Stanley Income Builder Fund
Morgan Stanley Information Fund
Morgan Stanley International SmallCap Fund
Morgan Stanley Japan Fund
Morgan Stanley Latin American Growth Fund
Morgan Stanley Pacific Growth Fund Inc.
Morgan Stanley Special Growth Fund
Morgan Stanley Total Return Trust
Morgan Stanley Utilities Fund
Morgan Stanley Value-Added Market Series

     (b) For each of the following Funds, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of the lesser of
(i) 1.0% per annum of the average daily aggregate sales of the Fund's Class B shares since the inception of the Plan (not including reinvestment of dividends and capital gains distributions from the Fund) less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the inception of the Plan upon which a contingent deferred sales charges has been imposed or upon which such charge has been waived, or (ii) 1.0% per annum of the average daily net assets of Class B attributable to shares issued since the inception of the
Plan:

Morgan Stanley American Opportunities Fund
Morgan Stanley Dividend Growth Securities Inc.
Morgan Stanley Natural Resource Development Securities Inc.

     (c) For the following Fund, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of (i) the lesser of (a) 1.0% per annum of the average daily aggregate sales of the Fund's Class B shares since the effectiveness of the Fund's first amendment of the Plan on November 8, 1989 (not including reinvestment of dividends and capital gains distributions from the Fund) less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the effectiveness of the first amendment of the Plan upon which a contingent deferred sales charges has been imposed or upon which such charge has been waived, or (b) 1.0% per annum of the average daily net assets of Class B attributable to shares issued since the effectiveness of the first amendment of the Plan, and (ii) 0.25% of the Fund's average daily net assets attributable to shares issued prior to the effectiveness of the first amendment of the Plan:

Morgan Stanley Strategist Fund

     (d) For each of the following Funds, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of the lesser of
(i) 0.85% per annum of the average daily aggregate sales of the Fund's Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund) less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (ii) 0.85% per annum of the average daily net assets of Class B:

Morgan Stanley Federal Securities Trust
Morgan Stanley Flexible Income Trust
Morgan Stanley Quality Income Trust

     (e) For each of the following Funds, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of the lesser of
(i) 0.75% per annum of the average daily aggregate sales of the Fund's Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund) less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (ii) 0.75% per annum of the average daily net assets of Class B:

Morgan Stanley California Tax-Free Income Fund
Morgan Stanley New York Tax-Free Income Fund

     (f) For the following Fund, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of the lesser of (i) 0.75% (0.65% on amounts over $10 billion) per annum of the average daily aggregate sales of the Fund's Class B shares since the Fund's inception (not including reinvestment of dividends and capital gains distributions from the Fund) less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (ii) 0.75% (0.65% on amounts over $10 billion) per annum of the average daily net assets of Class B.

Morgan Stanley U.S. Government Securities Trust

     (g) For the following Fund, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of 0.75% per annum of the average daily net assets of Class B:

Morgan Stanley High Yield Securities Inc.

     (h) For the following Fund, the amount of each monthly payment may in no event exceed an amount equal to payment at the rate of 0.60% per annum of the average daily net assets of Class B:

Morgan Stanley Tax-Exempt Securities Trust

                                   SCHEDULE D

         FUNDS THAT INCLUDE ACQUIRED COMPANY EXPENSES (CLASSES B AND C)

     For each of the following Funds, Acquired Company Expenses may be included as Unreimbursed Distribution Expenses of the Acquiring Fund only to the extent that the Unreimbursed Distribution Expenses as a percentage of the Acquiring Fund's assets will not be materially increased thereby:

Morgan Stanley American Opportunities Fund
Morgan Stanley California Tax-Free Income Fund
Morgan Stanley Capital Opportunities Trust
Morgan Stanley Developing Growth Securities Trust
Morgan Stanley Dividend Growth Securities Inc.
Morgan Stanley European Growth Fund Inc.
Morgan Stanley Federal Securities Trust
Morgan Stanley Flexible Income Trust
Morgan Stanley Global Dividend Growth Securities
Morgan Stanley Global Utilities Fund
Morgan Stanley Growth Fund
Morgan Stanley Health Sciences Trust
Morgan Stanley International SmallCap Fund
Morgan Stanley Latin American Growth Fund
Morgan Stanley Natural Resource Development Securities Inc.
Morgan Stanley New York Tax-Free Income Fund
Morgan Stanley Pacific Growth Fund Inc.
Morgan Stanley Quality Income Trust
Morgan Stanley Special Growth Fund
Morgan Stanley Total Return Trust
Morgan Stanley U.S. Government Securities Trust
Morgan Stanley Utilities Fund

                                   SCHEDULE E

                FUNDS THAT HAVE A SERVICE FEE OF LESS THAN 0.25%

     (a) For each of the following Funds, it is contemplated that payments at the annual rate of 0.20% of the average daily net assets of Class B shall be characterized as a service fee for purposes of paragraph 6 of this Plan:

Morgan Stanley California Tax-Free Income Fund
Morgan Stanley Federal Securities Trust
Morgan Stanley Flexible Income Trust
Morgan Stanley New York Tax-Free Income Fund
Morgan Stanley Quality Income Trust
Morgan Stanley U.S. Government Securities Trust

     (b) For the following Fund, it is contemplated that payments at the annual rate of 0.15% of the average daily net assets of Class B shall be characterized as a service fee for purposes of paragraph 6 of this Plan:

Morgan Stanley Tax-Exempt Securities Trust